UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 7, 2004
                                                         ----------------


                                  PRAXAIR, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)


DELAWARE
--------
(State or Other jurisdiction of incorporation)

1-11037                                     06-124-9050
-------                                     -----------
(Commission File Number)                    (IRS Employer Identification No.)


39 OLD RIDGEBURY ROAD, DANBURY, CT                            06810-5113
----------------------------------                            ----------
(Address of principal executive offices)                      (Zip Code)


(203)837-2000
-------------
(Registrant's telephone number, including area code)


N/A
---
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 7.01 Regulation FD Disclosure

The attached press release announces Praxair's entry into an agreement with Air Liquide to acquire certain assets in Germany.

1.   The agreement was entered into on October 7, 2004.
2. The parties to the agreement are Praxair, Inc., Praxair Euroholding, S.L., Air Liquide Deutschland GmbH, Air Liquide GmbH, Air Liquide Zweite Vermogensverwaltunggesellschaft mbH, and Air Liquide International S.A.
3. The Praxair and Air Liquide parties are competitors in the industrial gases industry.
4. The terms of the agreement that are material to Praxair are described in the attached press release.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PRAXAIR, INC.
                                      Registrant




Date: October 7, 2004                 By: /s/ James S. Sawyer
      ---------------------               ---------------------
                                              James S. Sawyer
                                              Senior Vice President and Chief
                                                 Financial Officer